                                                                            10.5
                                                                  EXECUTION COPY

                   AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                   -----------------------------------------


          THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Agreement") is made as of June 24, 1998, between CHIREX INC., a Delaware corporation ("ChiRex"), its wholly owned subsidiary, CHIREX (HOLDINGS) LTD., a U.K. company ("Holdings"; collectively ChiRex and Holdings shall be referred to herein as the "Company"), and Francis Jackson Wright ("Executive").
 -------                                 ---------


                                   RECITALS
                                   --------

Executive is presently Vice President, Annan Operations and previously entered into a Service Agreement dated November 1, 1997 with a subsidiary of the Company known as ChiRex (Annan) Limited (the "Original Agreement"). Effective as of June 16, 1998, Executive has also taken on additional responsibility and the title of Vice President Operations. The parties hereto desire to set forth in writing the terms of Executive's employment relationship with the Company in light of his new responsibilities.

          In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   EMPLOYMENT. (a) The Company hereby agrees continue to employ
               ----------
Executive to render exclusive and full-time services to the Company as its Vice President Operations, and to perform such other duties commensurate with such office as he shall reasonably be directed by the Chief Executive Officer and/or Board of Directors of the Company, for the period specified in Section 2.

          (b) Executive hereby accepts such employment and agrees to render the services described above to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner. Executive further agrees to accept election and to serve during all or any part of the term of this Agreement as an officer or director of the Company and of any subsidiary or affiliate of the Company, without any compensation therefor, other than that specified in this Agreement or as otherwise determined by the Board of Directors of the Company or of any subsidiary or affiliate, as the case may be.

          (c) The duties to be performed by Executive hereunder shall be performed within the Company's U.K. facilities. Executive agrees that he shall also travel and work outside the U.K. during the Employment Period as may be required by the Company from time to time.

          2.   TERM OF EMPLOYMENT.  The Employment Period of Executive by the
               ------------------
Company shall commence as of June 24, 1998 and subject to Section 4, shall continue until terminated by at least six (6) months written notice given by either party to the other. If the Company gives Executive notice that it does not wish to extend this Agreement during its term, Executive shall be entitled to the severance payments provided in Section 4(d) hereof As used herein, the "Employment Period" shall refer to the term of Executive's employment with the
 -----------------
Company commencing June 24, 1998.

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

          3.  BASE SALARY AND BENEFITS.  (a) During the Employment Period,
              ------------------------
Executive's base salary shall be f 95,000 per annum or such higher rate as the Board may designate from time to time (the "Base Salary"), which salary shall be
                                            -----------
payable in regular installments in accordance with the Company's general payroll practices and shall be subject to customary withholding. Executive's Base Salary shall be subject to review by the Board on an annual basis. During the Employment Period, Executive shall be entitled to participate in all of the Company's employee benefit programs for which senior executive employees based in the U.K. of the Company and its subsidiaries are generally eligible. Executive agrees that the Company may pay all or any part of Executive's Base Salary or benefits through one or more of its affiliated companies.

          (b) The Company shall reimburse Executive for all reasonable expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's requirements with respect to reporting and documentation of such expenses.

          (c) In addition to the Base Salary, Executive shall be entitled to a bonus following the end of each fiscal year during the Employment Period, which bonus shall be based upon the Company's operating results during such year and upon Executive achieving defined specific goals and objectives during the twelve months prior to review. The bonus shall be on the basis that the Executive is entitled, subject to achievement of such goals and objectives, to a payment of a sum equivalent to an additional 30% of his Base Salary beginning for calendar year 1998.

          (d) Executive may be awarded, from time to time, additional compensation (such as stock options, stock appreciation rights, performance shares, restricted stock or unrestricted stock) pursuant to the Company's 1995 or 1997 Stock Incentive Plan or any additional or replacement incentive compensation program established for the key employees of the Company. Any awards under such programs shall be at such levels or in such amounts as the Board of Directors deems, in its sole discretion, appropriate for the position occupied by Executive and his performance therein. Subject to Section 4 herein, the terms, conditions and rights with respect to any such grants will be subject to the actual provisions and conditions applicable to such plans.

          (e) Executive shall continue to receive a motor car (together with petrol and running cost benefits) as specified in the Company's U.K. car policy.

          (f) Executive shall continue to be entitled to be a member of the ChiRex U.K. Pension Plan subject to and in accordance with its terms and conditions as amended from time to time. The current terms and conditions include the right of the Company to discontinue such plan.

          (g) Executive shall be entitled to benefits under the Company's U.K. Private Health Care Scheme or to a scheme offering broadly equivalent benefits to the Executive as the Company shall determine. In addition, the Executive shall be entitled to an annual private medical examination at the cost of the Company.

          (h) Executive shall be entitled to a mobile phone including payment of the cost of all charges relating to the rental or use thereof

          (i) Executive shall be entitled to 28 working days holiday (and any public/bank holidays) in each holiday year such holidays to be taken at such time or times as the Board shall agree. The Company's holiday year runs from 1 January. The Executive may not carry any unused part of his holiday entitlement to a subsequent holiday year or claim pay in lieu thereof without the prior consent of the Board. In the event Executive's employment terminates for any reason other than cause, the Executive shall be entitled to a ratable proportion of his annual holiday entitlement.

          (j) Executive acknowledges and agrees that in the event his position is moved to a fixed location outside the U.K., he will not be entitled to the U.K. benefits enumerated herein and will instead receive benefits appropriate to the location where he is assigned.

          4.  TERMINATION AND CHANGE OF CONTROL.  (a) If Executive shall die
              ---------------------------------
during the Employment Period, this Agreement shall terminate, except that (i) Executive's surviving spouse or, if none, his estate, shall be entitled to receive Executive's compensation (including bonus) to the last day of the third calendar month following the date of his death; and (ii) such termination shall not affect any rights which Executive may have at the time of his death pursuant to any insurance or other death benefit, retirement, stock option or other plans or arrangements of the Company or of any subsidiary or affiliate of the Company, which rights shall continue to be governed by the provisions of such plans and arrangements.

          (b) At the sole discretion of the Board of Directors, Executive may be terminated if the Executive is disabled (as defined below) and shall have been absent from his duties with the Company on a full time basis for one hundred and eighty (180) consecutive days, and within thirty (30) days after written notice by the Company to do so, the Executive shall not have returned to the performance of his duties hereunder on a full time basis. In the event of such termination, the Company shall make to Executive the payments specified in
Section 4(d). As used herein, the term "disabled" shall (i) mean that Executive
                                        --------
is unable, as a result of a medically determinable physical or mental impairment, to perform the duties and services of his position, or (ii) have the meaning specified in any disability insurance policy maintained by the Company, whichever is more favorable to the Executive.

          (c) The Company may, by written notice to Executive, terminate Executive's employment hereunder for cause, which termination shall be effective as of the date of receipt of such notice by Executive. In the event of a termination for cause, the Company shall not be required to give any prior notice per Section 2 herein, and Executive shall receive no severance benefits whatsoever. As used herein, "cause" shall mean (i) the conviction of Executive
                             -----
of a felony or conviction of a misdemeanor if such misdemeanor involves moral turpitude; or (ii) Executive's voluntary engagement in conduct constituting larceny, embezzlement, conversion or any other act involving the misappropriation of Company funds in the course of his employment; or (iii) the willful refusal to carry out specific directions of the Board of Directors, which directions shall be consistent with the provisions hereof, or (iv) Executive's committing any act of gross negligence or intentional misconduct in the performance or non-performance of his duties as an employee of the Company; or (v) any material breach by the Executive of any material provision of this Agreement (other than for reasons related only to the business performance of the Company or business results achieved by the Executive). For purposes of this
Section 4(c), no act or failure to act on Executive's part shall be considered to be reason for termination for cause if done, or omitted to be done, by Executive in good faith and with the reasonable belief that the action or omission was in the best interests of the Company.

          (d) Executive's employment may be terminated at any time by the Company without cause; provided, however, that in such event Executive shall be entitled to receive (so long as he executes and delivers the Company's standard form of release),

               (i) in the event Executive is terminated on or before December 31, 1999, 250% of Executive's then effective annual Base Salary;

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

               (ii) in the event Executive is terminated after December 31,
                    1999, 130% of Executive's then effective annual Base Salary.

In either case, amounts paid under subsection (i) or (ii) above shall be payable in one lump sum payment within five (5) days after Executive's last day of active employment. In addition, Executive shall be entitled to continue participation in the Company's health and other welfare benefit plans for a period of up to one (1) year or until Executive is covered by a successor employer's benefit plans, whichever is sooner.

          (e) If a "Change in Control" of the Company (as defined in Section 4(f) below) occurs or if Executive is terminated without cause before December 31, 1999, all stock options, restricted stock, deferred compensation and similar benefits which have not yet become vested on the date of a Change in Control or the aforementioned termination shall become vested upon such event, and Executive shall be permitted to exercise all such rights in accordance with the administrative provisions of those plans, whether or not Executive remains employed with the Company or terminates his employment in accordance with this subsection (e) in a Change of Control situation. If a Change in Control event involves a tender offer for all or part of the Company's shares, the vesting date for stock options and restricted stock pursuant to this subsection (e) shall be a date which permits Executive to participate in such tender offer with such stock options or restricted shares.

          (f) For purposes of this Agreement, a "Change in Control" of the
                                                 -----------------
Company shall be deemed to have occurred if: (i) any person (as such term is used in Sections 13 )(d) and 14(d)(2) of the Securities and Exchange Act of
1934) becomes the beneficial owner, directly or indirectly, of Company securities representing 30% or more of the capital stock of the Company; or (ii) individuals who constitute the Company's Board of Directors as of the date of this Agreement (the "Incumbent Board") cease for any reason to constitute at
                     ---------------
least a majority thereof, provided, however, that any person becoming a director subsequent to the date of this Agreement whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least 5 1 % of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for the purpose of this clause (ii), considered as though such person were a member of the Incumbent Board; or (iii) the Company's shareholders approve a merger or consolidation (where in either case the Company is not the survivor thereof) in which shareholders of the Company cease to own at least 80% of the surviving entity's voting power, or a sale or disposition of all or substantially all of the Company's assets or a plan of partial or complete liquidation of the Company.

          (g) Executive's employment may be terminated by the Executive for Good Reason. For purposes of this Agreement, "Good Reason" shall mean: (i) the assignment to Executive of any duties inconsistent in any respect with Executive's position (including status, offices, titles, and reporting requirements), authority, duties or responsibilities as contemplated by Section 1(a) hereof, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by Executive; (ii) any failure by the Company to comply with any of the provisions of Section 3 hereof, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by Executive; (iii) the Company's requiring Executive to be based at any office or location other than as provided in Section 1(c) hereof, (iv) any purported termination by the Company of Executive's employment otherwise than as expressly permitted by this Agreement; or (v) any failure by the

Company to obtain an express assumption of this Agreement by a successor as required pursuant to Section 15 hereof. For purposes of this Section 4(g), any good faith determination of "Good Reason" made by Executive shall be conclusive. Upon any termination pursuant to this subsection (g), Executive shall be entitled to the payment specified in Section 4(d) hereof and to the other rights described therein (subject to his compliance therewith).

          5.   CONFIDENTIAL INFORMATION.  (a) Executive acknowledges and agrees
               ------------------------
that the information, observations and data obtained by him while employed by the Company and its subsidiaries concerning the business or affairs of the Company or any other subsidiary ("Confidential Information") are the property of
                                  ------------------------
the Company or such subsidiary. Therefore, Executive agrees to keep secret and retain in the strictest confidence all Confidential Information, including without limitation, trade "know-how" secrets, customer lists, pricing policies, operational methods, technical processes, formulae, inventions and research projects and other business affairs of the Company, learned by him prior to or after the date of this Agreement, and not to disclose them to anyone outside the Company, either during or after his employment with the Company, except (i) in the course of performing his duties hereunder; (ii) with the Company's express written consent; (iii) to the extent that the Confidential Information becomes generally known to and available for use by the public other than as a result of Executive's acts or omissions; or (iv) where required to be disclosed by court order, subpoena or other government process. If Executive shall be required to make disclosure pursuant to the provisions of clause (iv) of the preceding sentence, Executive promptly, but in no event more than 48 hours after learning of such subpoena, court order or other governmental process, shall notify the Company, by personal delivery or fax (pursuant to Section 10 hereof), and, at the Company's expense, shall take all reasonably necessary steps requested by the Company to defend against the enforcement of such subpoena, court order or other governmental process and permit the Company to intervene and participate with counsel of its own choice in any related proceeding.

          (b) Executive shall deliver to the Company at the termination of his employment, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined below) or the business of the Company or any subsidiary which he may then possess or have under his control.

          6.   INVENTIONS AND PATENTS. Executive acknowledges that all
               ----------------------
inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) which relate to the Company's or any of its subsidiaries' actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by Executive while employed by the Company or its predecessor and its subsidiaries ("Work Product") belong
                                                         ------------
to the Company or such subsidiary. Executive shall promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after his employment) to establish and confirm such-ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

          7.   ORIGINAL AGREEMENT.  Clauses 3.3, 3.4, 9.1, 9.2, 9.3, 9.4, 9.5,
               ------------------
9.6, and 9.7 of the Original Agreement shall continue as therein written in full force and effect.

          8.   INDEMNIFICATION.  The Company will indemnify Executive and his
               ---------------
legal representatives, to the fullest extent permitted by the laws of the State of Delaware and the existing by-laws of the Company or any other applicable laws or the provisions of any other corporate document of the Company, and Executive shall be entitled to the protection of any insurance policies the Company may elect to obtain generally for the benefit of its directors and officers, against all costs, charges and expenses whatsoever incurred or sustained by him or his legal representatives in connection with any action, suit or proceeding to which he or his legal representatives may be made a party by reason of his being or having been a director or officer of the Company or of any of its subsidiaries or affiliates or actions taken purportedly on behalf of the Company or of any of its subsidiaries or affiliates.

          9.   EXECUTIVE'S REPRESENTATIONS.  Executive hereby represents and
               ---------------------------
warrants to the Company that (a) the execution, delivery and performance of this Agreement by Executive do not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which he is bound, and (b) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Executive, enforceable in accordance with its terms. Executive hereby acknowledges and represents that he fully understands the terms and conditions contained in this Agreement.

          10.  NOTICES.  Any notice provided for in this Agreement shall be in
               -------
writing and shall be deemed to have been duly given if delivered personally with receipt acknowledged or sent by registered or certified mail or equivalent, if available, postage prepaid, or by fax (which shall be confirmed by a writing sent by registered or certified mail or equivalent on the same day that such fax was sent), addressed to the parties at the following addresses or to such other address as such party shall hereafter specify by notice to the other:

          Notices to Executive:    Francis Jackson Wright
          --------------------
                                   [DELETED]

          Notices to the Company:  ChiRex Inc.
          ----------------------
                                   300 Atlantic Street
                                   Suite 402
                                   Stamford, Connecticut 06901
                                   (203) 351-2300 (Phone)
                                   (203) 425-9996 (Fax)
                                   Attention: General Counsel

          11.  SEVERABILITY.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          12.  COMPLETE AGREEMENT.  Except as set forth in Section 7 herein,
               ------------------
this Agreement constitutes the complete agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including without limitation, the Original Agreement.

          13.  NO STRICT CONSTRUCTION.  The language used in this Agreement
               ----------------------
shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

          14.  COUNTERPARTS.  This Agreement may be executed in separate
               ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          15.  SUCCESSORS AND ASSIGNS.  This Agreement is intended to bind and
               ----------------------
inure to the benefit of and be enforceable by Executive, the Company and their respective heirs, successors and assigns, except that Executive may not assign his rights or delegate his obligations hereunder without the prior written consent of the Company. The Company will require any successor to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

          16.  CHOICE OF LAW.  All issues and questions concerning the
               -------------
construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of New York.

          17.  AMENDMENT AND WAIVER.  The provisions of this Agreement may be
               --------------------
amended or waived only with the prior written consent of the Company and Executive, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

          18.  ARBITRATION.  Any controversy or claim arising out of or relating
               -----------
to this Agreement, the making, interpretation or the breach thereof, other than a claim solely for injunctive relief for any alleged breach of the provisions of
Section 5 as to which the parties shall have the right to apply for specific performance to any court having equity jurisdiction, shall be settled by arbitration in London, England by one arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association and judgement upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof (in the U.S. and in the U.K.) and any party to the arbitration may, if he elects, institute proceedings in any court having jurisdiction for the specific performance of any such award. The powers of the arbitrator shall include, but not be limited to, the awarding of injunctive relief The Company shall reimburse Executive for all expenses incurred by Executive in connection with any arbitration, including reasonable attorney's fees, to the extent the arbitration is concluded in Executive's favor.

          19.  NO MITIGATION OR SET-OFF.  The provisions of this Agreement are
               ------------------------
not intended to, nor shall they be construed to require that Executive mitigate the amount of any payment provided for in this Agreement by seeking or accepting other employment, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by Executive as a result of his employment by another employer or otherwise. The Company's obligations to make the payments to Executive required under this Agreement, and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action that the Company may have against Executive.


                       * * * * * * * * * * * * * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                   CHIREX INC. and its subsidiary
                                   CHIREX (HOLDINGS) LTD.



                                    /s/ Michael A. Griffith
                                   ----------------------------------------
                                   MICHAEL A. GRIFFITH
                                   DIRECTOR AND CHIEF FINANCIAL OFFICER



                                    /s/ Francis Jackson Wright
                                   ----------------------------------------
                                   FRANCIS JACKSON WRIGHT

                                  SCHEDULE 1
                                  ----------

WRITTEN STATEMENT OF MAIN TERMS AND CONDITIONS OF EMPLOYMENT AS REQUIRED BY THE
-------------------------------------------------------------------------------
                          EMPLOYMENT RIGHTS ACT 1996
                          --------------------------

1.  Parties: The names and addresses of the Company and Executive are set out on
    -------
    page I of this Agreement and in Section 10 of this Agreement.

2.  Commencement of Continuity of Employment. The Executive's continuous period
    ----------------------------------------
    commenced on 1 November 1997. No previous employment of the Executive with previous employers counts as part of the Executive's employment.

3.  Job Title. The job title of the Executive is set out on page I of this
    ---------
    Agreement.

4.  Place of Work. The Executive's place of work is set out in Section 1(c) of
    -------------
    this Agreement.

5.  Remuneration. See Section 3 of this Agreement.
    ------------

6.  Hours of Work. The hours of work shall be such hours as may be required for
    -------------
    the proper performance of the Executive's duties under this Agreement.

7.  Holidays. See Section 3(i) of this Agreement.
    --------

8.  Notice Period. See Section 2 of this Agreement.
    -------------

9.  Sick Pay. See Section 4(b) of this Agreement.
    --------

10. Retirement. The normal age of retirement is 65.
    ----------

11. Pensions. See Section 4(f) of this Agreement. A contracting out certificate
    --------
    is in force in respect of the Employment.

12. Grievance Procedure. The Executive should refer any grievance he may have
    --------------------
    about his employment or about any disciplinary decision relating to him to the Chairman of the Board in writing. The reference will be dealt with by a majority present at a Board meeting whose decision shall be final.

13. Disciplinary Rules. Any appeal against disciplinary action will be dealt
    ------------------
    with by the Board.

14. Miscellaneous. There are no collective agreements in force which affect the
    -------------
    terms and conditions of Executive's employment.

                                                                            10.5
                                                                  EXECUTION COPY

                              AMENDMENT NO. 1 TO
                              ------------------
                   AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                   -----------------------------------------
                BETWEEN CHIREX INC. AND FRANCIS JACKSON WRIGHT
                ----------------------------------------------

          This Amendment No. I (the "Amendment") to the Amended and Restated Employment Agreement dated June 24, 1998 (the "Agreement") between ChiRex Inc., a Delaware corporation ("ChiRex"), its wholly owned subsidiary, ChiRex (Holdings) Ltd., a U.K. company ("Holdings"; collectively ChiRex and Holdings shall be referred to herein as the "Company") and Francis Jackson Wright ("Executive"), is made as of December 15, 1998.

                                   Recitals
                                   --------

          WHEREAS, Executive has been promoted to the position of Executive Vice President and will relocate from the Company's Annan, Scotland location to its corporate office in Stamford, Connecticut USA; and

          WHEREAS, this Amendment contains those changes to the Agreement which shall be in effect as of January 1, 1999 which reflect Executive's new position and location.

          NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Section 1. Section I (a) of the Agreement is amended so that Executive's
     ---------
     title is changed from Vice President Operations to Executive Vice President. Section 1(c) of the Agreement is amended so that Executive shall perform his duties at the Company's U.S. facilities rather than its U.K. facilities.

2.   Section 3. Section 3(a) of the Agreement is amended, effective January 1,
     ---------
     1999 as follows: (a) Executive's base salary shall be U.S. $160,000 per annum, (b) Executive shall also receive a cost-of-living adjustment in the amount of $50,000 per annum, paid monthly per usual U.S. payroll practices with tax withholding, it being understood that if Executive is relocated outside the U.S., such amount shall no longer be paid to Executive, (c) Executive shall be paid, no later than January 31, 1999, a one-time payment of $24,000 to cover moving expenses per the ChiRex Relocation Policy, and
     (d) Executive shall be entitled to participate in the Company's UK benefit programs only to the extent permitted by the ChiRex Relocation Policy.
     Section 3(c) of the Agreement is amended, effective January 1, 1999 to delete the last sentence of such section, it being understood that Executive will be eligible for a bonus when and if the Company puts in place a new bonus plan. Section 3(e) is deleted in its entirety. Section 3(g) is amended so that Executive shall be entitled to participate in the Company's U.S. and U.K. health plans.

3.   Section 10. Notices shall be sent to Executive at his new home address in
     ----------
     Connecticut.

4.   Section 18. Arbitration, if necessary, shall be in New York, NY, and not
     ----------
     London, England.

5.   Agreement Continuation. Except as amended as set forth herein, the
     ----------------------
     Agreement shall continue in full force and effect.


ChiRex Inc. and its subsidiary
ChiRex (Holdings) Ltd.

 /s/ Michael A. Griffith
----------------------------
Michael A. Griffith
Chairman & Chief Executive Officer

 /s/ Francis Jackson Wright
----------------------------
Francis Jackson Wright